CHANGE IN CONTROL AGREEMENT


                     THIS AMENDED AND RESTATED AGREEMENT dated May 26, 1998, by and between Base Ten Systems, Inc., a New Jersey corporation (together with any successor, the "Company"), and William F. Hackett, residing at 34 Wilshire Dr., Belle Mead, NJ 08502, (the "Executive").

                              W I T N E S S E T H:

                     WHEREAS, should the Company receive a proposal from or engage in discussions with a third person concerning a possible business combination with or the acquisition of a substantial portion of voting securities of the Company, the Board of Directors of the Company (the "Board") has deemed it imperative that it and the Company be able to rely on the Executive to continue to serve in his position and that the Board and the Company be able to rely upon his advice as being in the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks that such a proposal or discussions might otherwise create; and

                     WHEREAS, the Company desires to enhance executive morale and its ability to retain existing management; and

                     WHEREAS, the Company desires to reward the Executive for his service to the Company or one or more of its subsidiary corporations (each together with any successor, a "Subsidiary") should his service be terminated under circumstances hereinafter described; and

                     WHEREAS, the Board therefore considers it in the best interests of the Company and its shareholders for the Company to enter into Change in Control Agreements, in form similar to this Agreement, with certain key executive officers of the Company; and

                     WHEREAS, the Executive is presently a key executive with whom the Company has been authorized by the Board to enter into this Agreement;

                     WHEREAS, as of the date of this Agreement, the specialized knowledge and skills of the Executive will be particularly needed by the Company as the Company continues to expand its medical technology business, and stability at the top management level is and will be critically important to the ultimate success of the Company; and

                     WHEREAS, in order to provide an incentive to members of top management not to seek and consider opportunities outside of the Company, which would substantially impede the continued expansion of the Company's medical technology business, while at the same time continuing to engage in its historic business, the Company's independent directors have determined it to be in the best interests of the Company to revise and amend this Agreement in order to make it consistent with the purposes underlying the original entry of this Agreement;

                     NOW, THEREFORE, to assure the Company of the Executive's continued dedication and the availability of his advice and counsel in the event of any such proposal, to induce the Executive to remain in the employ of the Company or a Subsidiary, and to reward the Executive for his valuable, dedicated service to the Company or a Subsidiary should his service be terminated under circumstances hereinafter described, and for other good and valuable consideration, the receipt and adequacy whereof each party acknowledges, the Company and the Executive agree as follows:

                     1. OPERATION, EFFECTIVE DATE, AND TERM OF AGREEMENT.

                     (a) This Agreement shall commence on the date hereof and continue in effect through December 31, 2000; provided, however, that commencing on January 1, 1999 and each succeeding January 1 thereafter, the term of this Agreement shall be extended automatically for one additional year (so that at all times the remaining term hereof shall not be less than two (2) years) unless not later than the September 30 preceding such automatic extension date the Company shall have given notice that it does not wish to extend this Agreement.

                     (b) This Agreement is effective and binding on both parties as of the date hereof. Notwithstanding its present effectiveness, the provisions of paragraphs 3 and 4 of this Agreement shall become operative only when, as and if there has been a "Change in Control of the Company." For purposes of this Agreement, a "Change in Control of the Company" shall be deemed to have occurred if

                               (X) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or persons "acting in concert" (which for purposes of this Agreement shall include two or more persons voting together on a consistent basis pursuant to an agreement or understanding between them), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company and other than a person engaging in a transaction of the type described in clause (Z) of this subsection but which does not constitute a change in control under such clause, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; or

                               (Y) individuals who, as of the date of this Amended and Restated Agreement, constitute the Board and any new director ("New Director") whose election by the Board, or nomination for election by the Company shareholders, was approved by a vote of at least seventy-five percent (75%) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved ("Continuing Members"), cease for any reason to constitute a majority thereof (provided that, for purposes of this clause (Y), the term "New Director" shall exclude (i) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (X) or (Z) of this subsection, and (ii) an individual whose initial assumption of office as a director is in connection with any actual or threatened contest related to the election of any directors to the Board); or

                               (Z) the  shareholders  of the Company approve or,
                     if no shareholder approval is required or obtained, the Company or a Subsidiary completes a merger, consolidation or similar transaction of the Company or a Subsidiary with or into any other corporation, or a binding share exchange involving the Company's securities, other than any such transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (excluding, for this purpose, the sale of the Company's Government Technology division).

                     2. EMPLOYMENT OF EXECUTIVE.

                     Nothing herein shall affect any right which the Executive or the Company or a Subsidiary may otherwise have to terminate the Executive's employment by the Company or a Subsidiary at any time in any lawful manner, subject always to the Company's providing to the Executive the payments and benefits specified in paragraphs 3 and 4 of this Agreement to the extent hereinbelow provided.

                     In the event any person commences a tender or exchange offer, circulates a proxy statement to the Company's shareholders or takes other steps designed to effect a Change in Control of the Company as defined in paragraph 1 of this Agreement, the Executive agrees that, subject to the provisions of Section 5(a)(iii), (c) and (j) of the Employment Agreement, he will not voluntarily leave the employ of the Company or a Subsidiary, and will continue to perform his regular duties and to render the services specified in the recitals of this Agreement, until such person has abandoned or terminated his efforts to effect a Change in Control of the Company or until a Change in Control of the Company has occurred. Should the Executive voluntarily terminate his employment before any such effort to effect a Change in Control of the Company has commenced, or after any such effort has been abandoned or terminated without effecting a Change in Control of the Company and no such effort is then in process, this Agreement shall lapse and be of no further force or effect.

                     3. TERMINATION FOLLOWING CHANGE IN CONTROL.

                     (a) If any of the events described in paragraph 1 hereof constituting a Change in Control of the Company shall have occurred, the Executive shall be entitled to the benefits provided in paragraph 4 hereof upon the termination of his employment within the applicable period set forth in paragraph 4 hereof unless such termination is (i) due to the Executive's death; or (ii) by the Company or a Subsidiary by reason of the Executive's Disability or for Cause; or (iii) by the Executive other than for Good Reason.

                     (b) If following a Change in Control of the Company the Executive's employment is terminated by reason of his death or Disability, the Executive shall be entitled to death or long-term disability benefits, as the case may be, from the Company no less favorable than the maximum benefits to which he would have been entitled had the death or termination for Disability occurred during the six month period prior to the Change in Control of the Company. If prior to any such termination for Disability, the Executive fails to perform his duties as a result of incapacity due to physical or mental illness, he shall continue to receive his Salary less any benefits as may be available to him under the Company's or Subsidiary's disability plans until his employment is terminated for Disability.

                     (c) If the Executive's employment shall be terminated by the Company or a Subsidiary for Cause or by the Executive other than for Good Reason, the Company shall pay to the Executive his full Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, and the Company shall have no further obligations to the Executive under this Agreement.

                     (d) For purposes of this Agreement:

                     (i) "Disability" shall mean the Executive's incapacity due to physical or mental illness such that the Executive shall have become qualified to receive benefits under the Company's or Subsidiary's long-term disability plans or any equivalent coverage required to be provided to the Executive pursuant to any other plan or agreement, whichever is applicable.

                     (ii)      "Cause" shall mean:

                               (A) the conviction of the Executive for a felony, or the willful commission by the Executive of a criminal or other act that in the judgment of the Board causes or will probably cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary;

                               (B) the commission by the Executive of an act of fraud in the performance of such Executive's duties on behalf of the Company or a Subsidiary that causes or will probably cause economic damage to the Company or a Subsidiary; or

                               (C) the continuing willful failure of the Executive to perform the duties of such Executive to the Company or a Subsidiary (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Executive by the
                               Compensation Committee of the Board with the approval thereof by a majority of the Continuing Directors.

                     For purposes of this subparagraph (d)(ii), no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interests of the Company or a Subsidiary.

                     (iii) "Good Reason" shall mean:

                               (A) The assignment by the Company or a Subsidiary to the Executive of duties without the Executive's express written consent, which (i) are materially different or require travel significantly more time consuming or extensive than the Executive's duties or business travel obligations measured from the point in time one
                               (1) year prior to the Change in Control of the Company, or (ii) result in either a significant reduction in the Executive's authority and responsibility as a senior corporate executive of the Company or a Subsidiary when compared to the highest level of authority and responsibility assigned to the Executive at any time during the one (1) year period prior to the Change in
                               Control of the Company, or, (iii) without the Executive's express written consent, the removal of the Executive from, or any failure to reappoint or reelect the Executive to, the highest title held since the date one (1) year before the Change in Control of the Company, except in connection with a termination of the Executive's employment by the Company or a
                               Subsidiary for Cause, or by reason of the Executive' death or Disability;

                               (B) A reduction by the Company or a Subsidiary of the Executive's Salary, or the failure to grant increases in the Executive's Salary on a basis at least substantially comparable to those granted to other executives of the Company or a
                               Subsidiary of comparable title, salary and performance ratings made in good faith;

                               (C) The relocation of the Company's principal executive offices (or in the case of an employee of a Subsidiary, the principal executive offices of such Subsidiary) to a location outside the State of New Jersey, or the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices (or in the case of an employee of a Subsidiary, the principal executive officer of such Subsidiary) except for required travel on the Company's or a Subsidiary's business to an extent substantially consistent with the Executive's business travel obligations measured from the point in time one
                               (1) year prior to the Change in Control of the Company, or in the event of any relocation of the Executive with the Executive's express written consent, the failure by the Company or a Subsidiary to pay (or reimburse the Executive for) all reasonable moving expenses by the Executive relating to a change of principal residence in connection with such relocation and to indemnify the Executive against any loss realized in the sale of the Executive's principal residence in connection with any such change of residence, all to the effect that the Executive shall incur no loss upon such sale on an after tax basis;

                               (D) The failure by the Company or a Subsidiary to continue to provide the Executive with substantially the same welfare benefits (which for purposes of this Agreement shall mean benefits under all welfare plans as that term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended), and perquisites, including participation on a comparable basis in the Company's or a Subsidiary's stock option plan, incentive bonus plan and any other plan in which executives of the Company or a subsidiary of comparable title and salary participate and as were provided to the Executive measured from the point in time one (1) year prior to such Change in Control of the Company, or with a package of welfare benefits and perquisites that is substantially comparable in all material respects to such welfare benefits and perquisites; or

                               (E) The  failure  of the  Company  to obtain  the
                               express written assumption of and agreement to perform this Agreement by any successor as contemplated in subparagraph 5(d) hereof.

                     (iv) "Dispute" shall mean (i) in the case of termination of employment of the Executive with the Company or a Subsidiary by the Company or a Subsidiary for Disability or Cause, that the Executive challenges the existence of Disability or Cause and (ii) in the case of termination of employment of the Executive with the Company or a Subsidiary by the Executive for Good Reason, that the Company or the Subsidiary challenges the existence of Good Reason.

                     (v) "Salary" shall mean the Executive's average annual compensation reported on Form W-2.

                     (vi) "Incentive Compensation" in any year shall mean the amount the Executive has elected to defer in such year pursuant to any plan, arrangement or contract providing for the deferral of compensation.

                     (e) Any purported termination of employment by the Company or a Subsidiary by reason of the Executive's Disability or for Cause, or by the Executive for Good Reason, shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice given by the Executive or the Company or a Subsidiary, as the case may be, which shall indicate the specific basis for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for determination of any payments under this Agreement. The Executive shall not be entitled to give a Notice of Termination that the Executive is terminating his employment with the Company or a Subsidiary for Good Reason more than six (6) months following the later to occur of (i) the Change in Control and (ii) the occurrence of the event alleged to constitute Good Reason. The Executive's actual employment by the Company or a Subsidiary shall cease on the Date of Termination specified in the Notice of Termination, even though such Date of Termination for all other purposes of this Agreement may be extended in the manner contemplated in the second sentence of Paragraph 3(f).

                     (f) For purposes of this Agreement, "Date of Termination" shall mean the date specified in the Notice of Termination, which shall be not more than ninety (90) days after such Notice of Termination is given, as such date may be modified pursuant to the next sentence. If within thirty (30) days after any Notice of Termination is given, the party who receives such Notice of Termination notifies the other party that a Dispute (as heretofore defined) exists, the Date of Termination shall be the date on which the Dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); provided that the Date of Termination shall be extended by a notice of Dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such Dispute with reasonable diligence and provided further that pending the resolution of any such Dispute, the Company or a Subsidiary shall continue to pay the Executive the same Salary and to provide the Executive with the same or substantially comparable welfare benefits and perquisites that the Executive was paid and provided as of a date one (1) year prior to the Change in Control of the Company. Should a Dispute ultimately be determined in favor of the Company or a Subsidiary, then all sums paid by the Company or a Subsidiary to the Executive from the date of termination specified in the Notice of Termination until final resolution of the Dispute pursuant to this paragraph shall be repaid promptly by the Executive to the Company or a Subsidiary, with interest at the prime rate generally prevailing from time to time among major New York City banks and all options, rights and stock awards granted to the Executive during such period shall be cancelled or returned to the Company or Subsidiary. The Executive shall not be obligated to pay to the Company or a Subsidiary the cost of providing the Executive with welfare benefits and perquisites for such period unless the final judgment, order or decree of a court or other body resolving the Dispute determines that the Executive acted in bad faith in giving a notice of Dispute. Should a Dispute ultimately be determined in favor of the Executive or be settled by mutual agreement between the Executive and the Company, then the Executive shall be entitled to retain all sums paid to the Executive under this subparagraph (f) for the period pending resolution of the Dispute and shall be entitled to receive, in addition, the payments and other benefits to the extent provided for in paragraph 4 hereof to the extent not previously paid hereunder.

                     4. PAYMENTS UPON TERMINATION.

                     If within three years after a Change in Control of the Company (or if within nine (9) months prior to a Change in Control if effected in connection with such Change in Control), the Company or a Subsidiary shall terminate the Executive's employment other than by reason of the Executive's death, Disability or for Cause or the Executive shall terminate his employment for Good Reason then,

                     (a) The Company or a Subsidiary will pay on the Date of Termination to the Executive as compensation for services rendered on or before the Executive's Date of Termination, a lump sum cash amount (subject to any applicable payroll or taxes required to be withheld computed at the rate for supplemental payments) equal to (i) 2.99 times the sum of the average for each of the five fiscal years of the Company ending before the day on which the Change in Control of the Company occurs of the Executive's Salary, his Incentive Compensation and the annual cost to the Company of all hospital, medical and dental insurance, life insurance, disability insurance and other welfare or benefit plan provided to the Executive minus (ii) the cost to the Company of the insurance required under subparagraph 4(b) hereof;

                     (b) For a period of three years following the Date of Termination, the Company shall provide, at Company expense, the Executive and the Executive's spouse with full hospital, medical and dental insurance with substantially the same coverage and benefits as were provided to the Executive immediately prior to the Change in Control of the Company; and

                     (c) In event that any payment or benefit received or to be received by the Executive pursuant to this Agreement in connection with a Change in Control of the Company or the termination of the Executive's employment (collectively with all payments and benefits hereunder, "Total Payments") would not be deductible in whole or in part by the Company as the result of Section 280G of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the
                     "Code"), the payments and benefits hereunder shall be reduced until no portion of the Total Payments is not deductible by reducing to the extent necessary the payment under subparagraph (a) hereof. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of payment shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Executive and acceptable to the Company's independent auditors the Executive is not likely to constitute a "parachute payment" within the meaning of
                     Section 280G(b)(2) of the Code, and (iii) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

                     5. GENERAL.

                     (a)  The   Executive   shall  retain  in   confidence   any
proprietary or other confidential information known to him concerning the Company and its business (including the Company's Subsidiaries and their businesses) so long as such information is not publicly disclosed and disclosure is not required by an order of any governmental body or court.

                     (b) If litigation or other proceedings shall be brought to enforce or interpret any provision contained herein, or in connection with any tax audit to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder, the Company shall indemnify the Executive for his reasonable attorney's fees and disbursements incurred in connection therewith (which indemnification shall be made at regular intervals during the course of such litigation, not less frequently than every three (3) months) and pay prejudgment interest on any money judgment obtained by the Executive calculated at the prime rate of interest generally prevailing from time to time among major New York City banks from the date that payment should have been made under the Agreement; provided that if the Executive initiated the proceedings, the Executive shall not have been found by the court or other fact finder to have acted in bad faith in initiating such litigation or other proceeding, which finding must be final without further rights of appeal.

                     (c) The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Except as expressly provided herein, the Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Except as provided in paragraph 3(f) herein, each and every payment made hereunder by the Company shall be final and the Company will not seek to recover for any reason all or any part of such payment from the Executive or any person entitled thereto. The Executive shall not be required to mitigate the amount of any payment or other benefit provided for in this Agreement by seeking other employment or otherwise.

                     (d) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company (excluding, for this purpose, the sale of the Company's Government Technology division), by written agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                     As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 5 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                     (e) This Agreement shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts would still be payable to the Executive hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate. The obligations of the Executive hereunder shall not be assignable by the Executive.

                     (f) Nothing in this Agreement shall be deemed to entitle the Executive to continued employment with the Company or a Subsidiary, and the rights of the Company or a Subsidiary to terminate the employment of the Executive shall continue as fully as though this Agreement were not in effect.

                     6. NOTICE.

                     For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                     If to the Executive:
                               William F. Hackett
                               34 Wilshire Dr.
                               Belle Mead, NJ  08502

                     If to the Company:
                               Base Ten Systems, Inc.
                               One Electronics Drive
                               P. O. Box 3151
                               Trenton, New Jersey  08619
                               Attention:  Secretary


                     7. MISCELLANEOUS.

                     No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No assurances or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement or the Employment Agreement. However, this Agreement is in addition to, and not in lieu of, any other plan providing for payments to or benefits for the Executive or any agreement now existing, or which hereafter may be entered into, between the Company and the Executive. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

                     8. FINANCING.

                     All amounts due and benefits provided under this Agreement shall constitute general obligations of the Company in accordance with the terms of this Agreement. The Executive shall have only an unsecured right to payment thereof out of the general assets of the Company. Notwithstanding the foregoing, the Company may, by agreement with one or more trustees to be selected by the Company, create a trust on such terms as the Company shall determine to make payments to the Executive in accordance with the terms of this Agreement.

                     9. VALIDITY.

                     The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     IN  WITNESS   WHEREOF,   the  parties  have  executed  this
Agreement as of the date set forth above.


                                     BASE TEN SYSTEMS, INC.


                                           T.E. GARDNER
                                     By:----------------------------------------
                                           Chairman of the Board and
                                           Chief Executive Officer


                                           WILLIAM F. HACKETT
                                        ----------------------------------------
                                              (EXECUTIVE)